                                                                          MLLEEB

                         ML-LEE ACQUISITION FUND, L.P.
                      World Financial Center - South Tower
                            New York, New York 10080

      This proxy is solicited on behalf of the Individual General Partners

The undersigned hereby appoints THOMAS H. LEE and JOSEPH L. BOWER and each of them as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated herein, all units of limited partnership interest ("Units") of the ML-Lee Acquisition Fund, L.P. (the "Fund") held of record by the undersigned on May ____, 1999 at the Annual Meeting of the Limited Partners of the Fund to be held on July 13, 1999 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned Partner. If this Proxy is signed and returned without specific direction, this Proxy will be voted for Proposals 1, 2, 3, and 4.

(Continued and to be signed on the reverse side)

     TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: MLLEEA KEEP THIS
                                                        PORTION FOR YOUR RECORDS
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ML-LEE ACQUISITION FUND


                PLEASE CHECK HERE if you plan to attend the Annual Meeting. / /


(1)             ELECTION OF INDIVIDUAL GENERAL PARTNERS
                NOMINEES: 01). Vernon R. Alden, 02). Joseph L. Bower, 03). Stanley H. Feldberg, 04). Thomas H. Lee


                For All                                               Withheld All / /                                      For All
                / /                                                                                                         Except
                                                                                                                            / /


                To withhold authority to vote for any nominee, mark "For all Except" and with the nominee's number on the line below


                -------------------------------------------------------------------------------------------------------------------


             VOTE ON PROPOSALS


(2)             ELECTION OF MANAGING                                                                          FOR  AGAINST  ABSTAIN
                GENERAL PARTNER NOMINEE: Mezzanine                                                            / /    / /      / /
                Investments, L.P.


(3)             Proposal to ratify the selection of Pricewaterhouse-                                          FOR  AGAINST  ABSTAIN
                Coopers LLP as independent accountants of the Fund                                            / /    / /      / /
                for its fiscal year ending December 31, 1999.


(4)             Proposal to amend the Fund's Amended and Restated Agreement of Limited Partnership.           FOR  AGAINST  ABSTAIN
                                                                                                              / /    / /      / /


(5)             In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment hereof.






----------------------------------------        ------------------------------

Signature (PLEASE SIGN WITHIN BOX)  DATE        Signature (Joint Owners)  DATE



                         ML-LEE ACQUISITION FUND, L.P.


                         NOTICE OF 1999 ANNUAL MEETING
                              OF LIMITED PARTNERS
                                 JULY 13, 1999

To the Limited Partners of

  ML-LEE ACQUISITION FUND, L.P.

  Notice is hereby given that the 1999 Annual Meeting of Limited Partners (the "Meeting") of ML-Lee Acquisition Fund, L.P. (the "Fund") will be held at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, 31st Floor, Boston, Massachusetts 02110, on July 13, 1999, at 10:00 A.M. for the following purposes:

  1. To elect four Individual General Partners to serve until the next Annual Meeting of the Limited Partners or the liquidation and termination of the Fund, if earlier or if no further Annual Meetings are held;

  2. To elect one Managing General Partner to serve until the next Annual Meeting of the Limited Partners or the liquidation and termination of the Fund, if earlier or if no further Annual Meetings are held;

  3. To consider and act upon the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending December 31, 1999;

  4. To consider and act upon the proposal to amend the Fund's Amended and Restated Limited Partnership Agreement to remove the requirement (a) to hold future annual meetings and (b) to provide Limited Partners with quarterly reports; and

  5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Individual General Partners of the Fund have fixed the close of business on May ___, 1999 as the record date for the determination of Limited Partners entitled to notice of and to vote at the Meeting or any adjournment thereof.

  A complete list of the Limited Partners of the Fund entitled to vote at the Meeting will be available and open to the examination of any Limited Partner of the Fund for any purpose germane to the Meeting during ordinary business hours from and after May ___, 1999, at the office of the Fund, World Financial Center, South Tower, New York, New York 10080.

  You are cordially invited to attend the Meeting. All Limited Partners, even those planning to attend the Meeting, are urged to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. Since mail delays may occur, it is important that the proxy be returned well in advance of the Meeting. If you decide to attend the Meeting and wish to vote personally, you may revoke your proxy at any time before it is exercised. The enclosed proxy is being solicited by the Individual General Partners of the Fund.



                        By Order of the Individual
                             General Partners






                               THOMAS H. LEE
                        Individual General Partner



Boston, Massachusetts
Dated: May ___, 1999

                LIMITED PARTNERS ARE URGED TO VOTE, SIGN AND DATE
                THE ENCLOSED FORM OF PROXY AND TO RETURN IT IN THE
                 ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF
                           MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                         ML-LEE ACQUISITION FUND, L.P.


                             WORLD FINANCIAL CENTER
                                  SOUTH TOWER
                            NEW YORK, NEW YORK 10080

                    1999 ANNUAL MEETING OF LIMITED PARTNERS
                                 JULY 13, 1999

                                  INTRODUCTION

  ML-Lee Acquisition Fund, L.P. (the "Fund") is a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act. The Fund, a business development company under the Investment Company Act of 1940, commenced operations on October 19, 1987, following the initial closing of its public offering. As of May ___, 1999, the Fund had outstanding 487,489 units of limited partnership interest (the "Units"). The Fund is managed by five General Partners, consisting of four Individual General Partners and the Managing General Partner, described below. In accordance with the terms of its Amended and Restated Agreement of Limited Partnership, as amended (the "Partnership Agreement"), the Fund is required to hold annual meetings of the Limited Partners of the Fund to approve certain Fund matters.

  This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the 1999 Annual Meeting of Limited Partners of the Fund (the "Meeting"), to be held at the offices of Hutchins, Wheeler & Dittmar, 101 Federal Street, 31st Floor, Boston, Massachusetts 02110, on July 13, 1999, at 10:00 A.M. The enclosed proxy is being solicited on behalf of the Individual General Partners of the Fund. The approximate mailing date of this Proxy Statement is May ___, 1999.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of four Individual General Partners, for the election of one Managing General Partner for the ratification of the selection of independent accountants and for the approval of the Amendment to the Partnership Agreement. Any proxy may be revoked at any time prior to the exercise thereof by giving notice to the Fund at its principal office.

  The Fund has retained Automatic Data Processing Investor Communications to tabulate the votes in connection with the matters to be acted upon at the Meeting. Abstentions and broker "no votes" will be counted as present in determining whether the Meeting's quorum requirement is satisfied. When any matter to be
                                       1
acted upon at the Meeting requires a favorable vote by the Limited Partners entitled to vote at the Meeting who hold at least a majority of the Units outstanding, abstentions and broker "no votes" will be considered a vote "Against" the matter; otherwise, abstentions and broker "no votes" will have no effect on the outcome, that is, they will not be considered.

  The Individual General Partners have fixed the close of business on May ___, 1999 as the record date for the determination of Limited Partners entitled to notice of and to vote at the Meeting and at any adjournment thereof. Limited Partners on the record date will be entitled to one vote for each interest held in the Fund represented by a $1,000 capital contribution to the Fund (a "Unit").

  The following table sets forth as of May ___, 1999 the only persons known to the management of the Fund who may be deemed to be beneficial owners of more than five percent of the outstanding Units of limited partnership interest of the Fund.


                                                                             PERCENT OF UNITS
                                                                                OF THE FUND
                                                              AMOUNT OF        BENEFICIALLY
                    NAME AND ADDRESS                         BENEFICIAL          OWNED AT
                  OF BENEFICIAL OWNER                         OWNERSHIP          MAY, 1999



Yale University                                               31,537(1)            6.5%
Investment Office
230 Prospect Street
New Haven, CT 06511

Farallon Capital Partners, L.P.                               23,977(2)            4.9%
C/O Farallon Partners, L.L.C.
One Maritime Plaza, Suite 1325
San Francisco, CA 94111

Tinicum Partners, L.P.                                        6,510(2)             1.3%
c/o Farallon Partners, L.L.C.
One Maritime Plaza, Suite 1325
San Francisco, CA 94111


 --------
(1) Based upon a statement on Schedule 13G dated February 8, 1995.

(2) Based upon a statement on Schedule 13D/A dated June 15, 1998. As the general partner of Farallon Capital Partners, L.P. ("FP") and Tinicum Partners, L.P. ("Tinicum"), Farallon Partners, L.L.C. ("FPLLC") may, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), be deemed to own beneficially the 30,487 Units of limited partnership interest held in aggregate by FCP and Tinicum. As managing members of FPLLC, each of Enrique Boilini, David I. Cohen, Joseph F. Downes, William F. Duhamel, Fleur E. Fairman, Jason M. Fish, Andrew B. Fremder, Richard B. Fried, William
 F. Mellin, Stephen L. Millham, Meridee A. Moore and Thomas F. Steyer may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the Units attributed to FPLLC. FPLLC and each managing member thereof disclaims any beneficial ownership of such Units. All of the above-mentioned entities and persons disclaim group attribution.
                                       2

  The Individual General Partners of the Fund know of no business other than that mentioned in Items 1 through 4 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ELECTION OF GENERAL PARTNERS

  The five General Partners of the Fund, who are elected annually by the Limited Partners, are responsible for the management and administration of the Fund. The General Partners consist of four Individual General Partners and the Managing General Partner. As required by the Investment Company Act of 1940, a majority of the General Partners must be individuals who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940. In 1987, the Securities and Exchange Commission issued an order declaring that three Individual General Partners of the Fund (the "Independent General Partners"), excluding Thomas H. Lee, are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 solely by reason of their being general partners of the Fund. Mr. Lee and the Managing General Partner are considered interested persons, as described below.

  The Individual General Partners provide overall guidance and supervision with respect to the operations of the Fund and perform the various duties imposed on the directors of business development companies by the Investment Company Act of 1940. The Individual General Partners supervise the Managing General Partner. The Fund's term expired on June 15, 1998 and the Fund is currently in dissolution. Accordingly, no further investments in Qualified Investments will be made. Moreover, the Fund has liquidated or written off as worthless all of its investments in Portfolio Securities. The Fund now holds only cash, invested on a temporary basis, which it has reserved to pay known and contingent liabilities of the Fund. The Partnership Agreement provides that the Individual General Partners shall have a period of five years from dissolution to wind up the affairs of the Fund.

  The Managing General Partner is responsible for investing and managing Temporary Investments. As of March 31, 1999, the Fund's only assets consisted of cash invested in Temporary Investments. The Fund also holds a $1 million principal amount promissory note, which it has determined to be worthless, from Lajara, LLC.

  The only remaining activities of the Fund will consist of winding up its affairs, liquidating known and contingent obligations and making a final distribution of any remaining assets to the partners.

INDIVIDUAL GENERAL PARTNERS


  At the Meeting, four Individual General Partners will be elected to serve until the next Annual Meeting of Limited Partners, if any (see "Amendment to Partnership Agreement" below), and until their successors are elected and qualified, or the liquidation and termination of the Fund, if earlier or if no further Annual Meetings
                                       3
are held. Although the Fund is in dissolution, it is necessary for the Individual General Partners to continue to supervise the winding up and final liquidation process. In the election of Individual General Partners, the four candidates receiving the highest number of votes cast shall be so elected. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

  Each nominee listed below has consented to continue to serve as an Individual General Partner. The Individual General Partners of the Fund know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Individual General Partners may recommend.

  Certain information concerning the nominees, as of May ___, 1999, is set forth below.

                                                    UNITS OF
                                   INDIVIDUAL       THE FUND             PRINCIPAL OCCUPATION
                                    GENERAL       BENEFICIALLY             DURING THE PAST
   NAME AND ADDRESS                 PARTNER       OWNED AS OF               FIVE YEARS AND
     OF NOMINEES           AGE       SINCE        MAY, 1999(1)              DIRECTORSHIPS


Vernon R. Alden(2)         76         1987            -50-         Individual General Partner of
20 Park Plaza                                                      the Fund, ML-Lee Acquisition
Suite 1010                                                         Fund II, L.P. ("Fund II") and
Boston, MA 02116                                                   ML-Lee Acquisition Fund
                                                                   (Retirement Accounts) II, L.P.
                                                                   (the "Retirement Fund"; and
                                                                   together with Fund II, the "New
                                                                   Funds"; and together with the
                                                                   Fund and Fund II the "Funds").
                                                                   Director of Sonesta
                                                                   International Hotels
                                                                   Corporation. Chairman of the
                                                                   Japan Society of Boston, Trustee
                                                                   Emeritus of the Boston Symphony
                                                                   Orchestra and the Boston Museum
                                                                   of Science and Honorary Consul
                                                                   General of the Royal Kingdom of
                                                                   Thailand.



Joseph L. Bower(2)         60         1987            -25-         Individual General Partner of
Harvard University                                                 the Funds. Donald Kirk David
Graduate School of                                                 Professor of Business
Cambridge, MA 02163                                                Administration. Harvard
                                                                   University Graduate School of
                                                                   Business Administration. Faculty
                                                                   member since 1963. Director of
                                                                   Anika Therapeutics, Inc., Brown
                                                                   Group, Inc., New America High
                                                                   Income Fund, Sonesta
                                                                   International Hotels Corporation
                                                                   and The Lincoln Foundation.
                                                                   Trustee of the DeCordova & Dana
                                                                   Museum and Park and
                                                                   Vice-Chairman of the New England
                                                                   Conservatory of Music.




Stanley H. Feldberg(2)     74         1987            -25-         Individual General Partner of
One Sanderling Court                                               the Funds. Past Director of the
Hilton Head, SC 29926                                              TJX Companies, Inc. Trustee
                                                                   Emeritus of Brandeis University.


Thomas H. Lee(3)           54         1987            -20-         Individual General Partner of
75 State Street                                                    the Funds. Chairman of the
Boston, MA 02109                                                   Investment Adviser of the Fund
                                                                   since 1987; Chairman of the
                                                                   Administrative General Partner
                                                                   of the Investment Adviser to the
                                                                   New Funds since 1989; Chairman
                                                                   of the Administrative General
                                                                   Partner of Thomas H. Lee Equity
                                                                   Partners L.P. since 1989.
                                                                   Chairman of the Administrative
                                                                   General Partner of Thomas H. Lee
                                                                   Equity Fund III, L.P. since
                                                                   1996. Founder of the Thomas H.
                                                                   Lee Company (the "Lee Company")
                                                                   and its President since 1974.
                                                                   Director of Finlay Enterprises
                                                                   Inc., First Security Services
                                                                   Corporation, Livent, Inc.,
                                                                   Miller Import Corporation,
                                                                   Safelite Glass Corporation,
                                                                   Sondik Supply Corporation and
                                                                   Vail Resorts, Inc.




General Partners and                                -185-(4)
Officers as a Group
(10 persons)


 --------
(1) In each case, represents less than 1% of Units outstanding.

(2) Member of Audit Committee of the Individual General Partners.

(3) Mr. Lee is the Chairman, a Trustee and a majority shareholder of the Investment Adviser; therefore, he is deemed to be an interested person, as defined in the Investment Company Act of 1940, of the Fund.

(4) Does not include Capital Contributions made by the Managing General Partner, which are described in "Managing General Partner".

COMMITTEE AND INDIVIDUAL GENERAL PARTNERS' MEETINGS


  The Individual General Partners have a standing Audit Committee which consists of the Independent General Partners. The purposes of the Audit Committee are (i) to recommend to the Independent General Partners the firm of independent public accountants that conducts the Fund's annual audit and (ii) to review the scope of the annual audit conducted by the Fund's independent public accountants
                                       6
and the evaluation by such accountants of the accounting procedures followed by the Fund. The Audit Committee held two meetings in 1998. The Individual General Partners do not have a nominating or compensation committee.

  During the fiscal year ended December 31, 1998, the Individual General Partners held eight meetings. Each Individual General Partner nominated for election attended at least 75% of (i) the meetings of the Individual General Partners and (ii) if a member of the Audit Committee, the meetings of the Audit Committee held during such fiscal year except for Mr. Lee, who did attend at least 75% of the meetings of the Individual General Partners at which he was entitled to vote on the action taken.

  Compensation. The Fund paid each Independent General Partner an annual fee of $40,000 in quarterly installments plus $1,000 per meeting of the Individual General Partners attended, together with all actual out-of-pocket expenses relating to attendance at meetings. The Independent General Partners receive $1,000 for each committee meeting attended unless such committee meeting is held on the same day as a meeting of the Individual General Partners. In such case, the Independent General Partners receive $500 for each committee meeting attended. The aggregate fees and expenses incurred by the Fund to the Independent General Partners totaled $144,670 for the fiscal year ended December 31, 1998. Thomas H. Lee, as an interested Individual General Partner, does not receive any additional compensation therefor.

  Set forth below is a chart showing the aggregate fees and expenses paid by the Fund to each of the Individual General Partners during the fiscal year ended December 31, 1998, as well as the aggregate fees and expenses paid to each Individual General Partner by the Fund, Fund II and the Retirement Fund (collectively, the "Fund Complex") for their services as Individual General Partners to the Funds during the fiscal year ended December 31, 1998:



                                            Pension or        Total Compensation
                                            Retirement           from Fund and
                         Aggregate       Benefits Accrued        Fund Complex
                        Compensation     as Part of Fund      Paid to Individual
       Name              From Fund           Expenses          General Partners
 -------------------     ------------     ----------------     ------------------


Vernon R. Alden           $48,000              $ 0                  $96,000


Joseph L. Bower            48,000               0                   96,000


Stanley H. Feldberg        48,670               0                   98,030


Thomas H. Lee                0                  0                      0




MANAGING GENERAL PARTNER


  At the Meeting, a Managing General Partner will be elected to serve until the next Annual Meeting of Limited Partners, if any (see "Amendment to Partnership Agreement" below), and until its successor is elected and qualified, or the liquidation and termination of the Fund, if earlier or if no further Annual Meetings are held. In the election of Managing General Partner, the one candidate receiving the
                                       7
highest number of votes cast shall be so elected. The Managing General Partner will receive reimbursement of certain expenses and the distributions and allocations described below. The Fund considers its relationship with the Managing General Partner to be an investment advisory relationship. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the Managing General Partner discussed below, which will receive the compensation, distributions and allocations described below. The nominee discussed below has consented to continue to serve as Managing General Partner.

  Information Concerning the Managing General Partner. Mezzanine Investments, L.P. (the "Managing General Partner") is a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act. The Managing General Partner maintains its principal office at World Financial Center, South Tower, New York, New York 10080. The Managing General Partner has acted as the managing general partner of the Fund since the Fund commenced operations on October 19, 1987. The Managing General Partner is engaged in no other activities at the date of this proxy statement.

  The sole general partner of the Managing General Partner is ML Mezzanine Inc. ("ML Mezzanine"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML"). ML Mezzanine maintains its principal office at World Financial Center, South Tower, New York, New York 10080 and ML maintains its principal office at World Financial Center, North Tower, New York, New York 10281. ML Fund Administrators Inc. (the "Fund Administrator"), a Delaware corporation and an indirect wholly-owned subsidiary of ML, provides administrative services for the Fund pursuant to an Administrative Services Agreement between the Fund and the Fund Administrator, dated June 30, 1989 (the "Administrative Services Agreement"). Information concerning the Fund Administrator is set forth below under "Information Concerning the Fund Administrator." The sole limited partner of the Managing General Partner is Thomas H. Lee Advisors I (the "Investment Adviser"). Information concerning the Investment Adviser is set forth below under "The Management Agreement." The Managing General Partner's unaudited balance sheet at December 31, 1998 is appended to this proxy statement as Exhibit A.

  The Partnership Agreement obligates the Managing General Partner to contribute cash to the capital of the Fund so that the Managing General Partner's Capital Contribution at all times will be equal to one percent (1%) of the aggregate Capital Contributions of all Partners of the Fund. The Managing General Partner has contributed $4,924,136 to the capital of the Fund.

  The following table sets forth information concerning the directors and executive officers of ML Mezzanine Inc. Unless otherwise noted, the address of each such person is World Financial Center, South Tower, New York, New York 10080.


                                               OFFICER              PRINCIPAL OCCUPATION
                                                  OR                  DURING THE PAST
                                               DIRECTOR                FIVE YEARS AND
       NAME             AGE       TITLE         SINCE*                 DIRECTORSHIPS

Kevin K. Albert (1)     46      Chairman,        1990       Vice President and a Managing
World Financial                 President,       1987       Director of the Investment Banking
Center                           Director                   Group ("ML Investment Banking") of
North Tower                                                 Merrill Lynch, Pierce, Fenner &
New York, NY 10281                                          Smith Incorporated ("Merrill
                                                            Lynch"). Mr. Albert works in the
                                                            Equity Private Placement Group of ML
                                                            Investment Banking and is involved
                                                            in structuring and placing a
                                                            diversified array of private equity
                                                            financings including common stock,
                                                            preferred stock, limited partnership
                                                            interests and other equity- related
                                                            securities. Mr. Albert is also a
                                                            director of ML Media Management Inc.
                                                            ("ML Media"), an affiliate of the
                                                            Managing General Partner and a joint
                                                            venturer of Media Management
                                                            Partners, the general partner of ML
                                                            Media Partners, L.P.; a director of
                                                            ML Opportunity Management Inc. ("ML
                                                            Opportunity"), an affiliate of the
                                                            Managing General Partner and a joint
                                                            venturer in Media Opportunity
                                                            Management Partners, the general
                                                            partner of ML Media Opportunity
                                                            Partners, L.P.; a director of ML
                                                            Mezzanine II Inc. ("ML Mezzanine
                                                            II"), an affiliate of the Managing
                                                            General Partner and the sole general
                                                            partner of the managing general
                                                            partner of the New Funds; a director
                                                            of Merrill Lynch Venture Capital
                                                            Inc. ("ML Venture"), an affiliate of
                                                            the Managing General Partner and the
                                                            general partner of the managing
                                                            general partner of ML Venture
                                                            Partners II, L.P. ("Venture II") and
                                                            ML Oklahoma Venture Partners Limited
                                                            Partnership ("Oklahoma"); and










                                                 OFFICER              PRINCIPAL OCCUPATION
                                                   OR                   DURING THE PAST
                                                DIRECTOR                 FIVE YEARS AND
       NAME             AGE        TITLE         SINCE*                  DIRECTORSHIPS

                                                              a director of Merrill Lynch R&D
                                                              Management Inc. ("ML R&D"), an
                                                              affiliate of the Managing General
                                                              Partner and the general partner of
                                                              the general partner of ML Technology
                                                              Ventures, L.P.; Mr. Albert also
                                                              serves an as independent general
                                                              partner of Venture II. Mr. Albert
                                                              joined Merrill Lynch in 1981.




James V. Caruso         47       Executive        1993        Director of ML Investment Banking.
                                   Vice                       Mr. Caruso manages the Investment
                                President,                    Banking Group Corporate Accounting,
                                 Director                     Master Lease and off Balance Sheet
                                                              accounting functions as well as the
                                                              Controller's area of the Merrill
                                                              Lynch's Partnership Analysis and
                                                              Finance Group. Mr. Caruso is also a
                                                              director of ML Media, ML
                                                              Opportunity, ML Venture, ML R&D, ML
                                                              Mezzanine II and MLH Property
                                                              Managers Inc., an affiliate of the
                                                              Managing General Partner and the
                                                              general partner of MLH Income Realty
                                                              Partnership VI. Mr. Caruso joined
                                                              Merrill Lynch in 1975.




Rosalie Y. Goldberg     61         Vice           1987        First Vice President and Senior
                                President,                    Director of Merrill Lynch Private
                                 Director                     Client Group and the Director of its
                                                              Special Investments Group. Ms.
                                                              Goldberg is also a director of ML
                                                              Mezzanine II, ML Media and ML
                                                              Opportunity. Ms. Goldberg joined
                                                              Merrill Lynch in 1975.




                                              OFFICER           PRINCIPAL OCCUPATION
                                                OR                 DURING THE PAST
                                             DIRECTOR              FIVE YEARS AND
      NAME           AGE        TITLE         SINCE*                DIRECTORSHIPS


Robert J. Remick     28         Vice           1998        Assistant Vice President of ML
                             President,                    Investment Banking. Mr. Remick
                              Treasurer                    joined Merrill Lynch in 1994
                                                           and serves as Vice President
                                                           and Treasurer of ML Mezzanine.
                                                           Mr. Remick manages certain
                                                           accounting, financial reporting
                                                           and administra- tive functions
                                                           in the Partnership Analysis &
                                                           Finance De- partment. Mr.
                                                           Remick also serves as Vice
                                                           President and Treasurer of ML
                                                           Mezzanine II Inc.



Sharon McKenzie      40         Vice           1998        Assistant Vice President of
                             President,                    Merrill Lynch Investment
                              Assistant                    Banking. Ms. McKenzie joined
                              Treasurer                    Merrill Lynch in 1992 and is
                                                           Vice President and Assistant
                                                           Treasurer of ML Mezzanine Inc.
                                                           and ML Mezzanine II Inc.



 --------
(1)As of May __, 1999, Mr. Albert beneficially owned 25 Units, which represents less than 1% of Units outstanding.

*Officers of ML Mezzanine serve at the pleasure of its Board of Directors.

  Distributions. The Fund made cash distributions to the Managing General Partner of $608,144 during the Fund's fiscal year ended December 31, 1998, all of which related to the MGP's capital contribution. There were no MGP Distributions, as defined below, by the Fund with respect to the Fund's fiscal year ended December 31, 1998. All distributions to Partners are made according to the following formula:

   1. Current Returns. All cash dividends, interest and other income received by the Fund in excess of the Fund's expenses and reserves for expenses and Follow-On investments are distributed to the Limited Partners and to the Managing General Partner quarterly, within 45 days after the end of each calendar quarter, as follows:

     a. From Mezzanine Investments,

     first, 99% to the Limited Partners and 1% to the Managing General Partner, until the Limited Partners, as a class, have received from cumulative
                                       11
    distributions from Mezzanine Investments, an amount equal to an aggregate return (cumulative but not compounded) of 10% per annum on the average daily amount of Gross Capital Contributions represented by Mezzanine Investments (the "Priority Return"), and any outstanding unpaid Compensatory Payment balance (defined below), second, 100% to the Managing General Partner until the Managing General Partner shall have received an amount equal to any outstanding Deferred Distribution Amount (defined below),

     third, 69% to the Limited Partners and 31% to the Managing General Partner (30% being an incentive distribution, an "MGP Distribution") until the Managing General Partner has received from all distributions with respect to Mezzanine Investments then or theretofore made (other than as a return of capital), an amount equal to 21% of all such distributions, and fourth, thereafter, 79% to the Limited Partners and 21% to the Managing General Partner (20% being an MGP Distribution).

     b. From all Other Sources,

     99% to the Limited Partners and 1% to the Managing General Partner.

   2. Capital Transactions. The net proceeds from the disposition of Qualified Investments and Temporary Investments, including distributions of returns of capital from investments, and proceeds of any refinancing ("Capital Transactions"), that are not applied against outstanding debts of the Fund or reserved for follow-on investments or Fund expenses, will be distributed as soon as practicable after such Capital Transaction as follows:

     a. From Mezzanine Investments,

     first, 99% to the Limited Partners and 1% to the Managing General Partner, until the Limited Partners, as a class, have received from cumulative distributions from Mezzanine Investments, an amount equal to the Priority Return and any outstanding unpaid Compensatory Payment balance, second, 100% to the Managing General Partner until the Managing General Partner shall have received an amount equal to any outstanding Deferred Distribution Amount,

     third, 99% to the Limited Partners and 1% to the Managing General Partner until the Limited Partners, as a class, have received an amount equal to the amount of their Net Capital Contributions represented by Mezzanine Investments then or theretofore liquidated together with the Priority Return and any outstanding Compensatory Payment, fourth, 69% to the Limited Partners and 31% to the Managing General Partner (30% being an MGP Distribution), until the Managing General Partner has received from all distributions with respect to Mezzanine Investments then or theretofore made, 21% of all distributions, and
                                       12
     fifth, thereafter, 79% to the Limited Partners and 21% to the Managing General Partner (20% being an MGP Distribution).

     b. From all Other Sources,

     99% to the Limited Partners and 1% to the Managing General Partner.

  For purposes of the distributions described above, Gross Capital Contributions represented by Mezzanine Investments is the proportionate amount of the Fund's equity that is invested in Mezzanine Investments (the "Net Capital Contributions represented by Mezzanine Investments"), grossed up for the related selling commissions (assuming no discounts), marketing and sales expenses and organization and offering expenses of the Fund.

  Compensatory Payment means an amount equal to the aggregate of: (i) the cumulative amount by which the Distributable Capital Proceeds related to the Sales of Qualified Investments are less than the Fund's cost of such Qualified Investments, but only to the extent of the excess of cumulative MGP Distributions then or theretofore made over the cumulative amounts of payments then or theretofore made as Compensatory Payments pursuant to the distribution process summarized above and (ii) the cumulative amount of MGP Distributions with respect to those portions of Bridge Investments which were expected to become Mezzanine Investments at liquidation within nine months, but which did not actually become Mezzanine Investments within nine months, or with the approval of the Individual General Partners twelve months.

  In addition, to the extent that making any MGP Distribution from sales would result in the Managing General Partner receiving cumulative MGP Distributions from dispositions of Qualified Investments in excess of 20% of the cumulative capital gains realized by the Fund (net of realized capital losses and unrealized net capital depreciation), such distribution will instead be deferred (the "Deferred Distribution Amount").

  Allocations of Profits and Losses. Profits and Losses for tax and accounting purposes are determined and allocated as of, and within sixty days after, the end of each calendar year. Profits and Losses are allocated consistently with, and generally in the same proportions as, cash distributions (other than as to distributions of capital). All unrealized gains and losses at the termination of the Fund will be deemed realized at that time. Unrealized gains and losses attributable to any securities distributed in kind to Partners will be deemed realized upon such distribution.

  Removal of the Managing General Partner. The Managing General Partner may be removed from the Fund either (i) by a majority of the Independent General Partners of the Fund, (ii) by failure to be re-elected by the Limited Partners or (iii) with the consent of a majority in interest of the Limited Partners.

  Information Concerning the Fund Administrator. Pursuant to the Administrative Services Agreement, the Fund Administrator is responsible for the day-to-day administrative affairs of the Fund and for the management of the accounts of Limited Partners. The Fund Administrator also provides the Fund, at the Fund Administrator's expense (except as provided below), with office space, facilities,
                                       13
equipment and personnel necessary to carry out its obligations under such agreement and such other services as the Fund Administrator, subject to supervision by the Individual General Partners, from time to time determines to be necessary and appropriate.

  The Fund Administration Fee. As of October 19, 1995, the Fund pays the Fund Administrator a quarterly fee payable in advance (the "Fund Administration Fee") at the annual rate of $300,000 plus all actual out-of-pocket expenses incurred on behalf of the Fund (other than extraordinary legal and related expenses and certain expenses of insurance and bonding which have been and will continue to be borne by the Fund), but in no event exceeding in aggregate the annual amount of $2.0 million. The officers and directors of the Fund Administrator do not receive any compensation for their services from the Fund. The Fund Administration Fees and expenses paid by the Fund to the Fund Administrator for the fiscal year ended December 31, 1998 totaled $300,000 and $542,747, respectively.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934


  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and Individual General Partners and persons owning more than 10% of the outstanding Units of the Fund to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, General Partners and greater than 10% holders of Units are required by SEC regulation to furnish the Fund, through its Managing General Partner, with copies of all
Section 16(a) Forms they file.

  Based solely on copies of such reports furnished as provided above, or written representations that no Forms 5 were required, the Fund believes that during 1998 through the date hereof all Section 16(a) filing requirements applicable to its officers, General Partners and owners of greater than 10% of its Units were complied with.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

  At their meeting held in person on December 16, 1998, the Independent General Partners of the Fund unanimously selected the firm of PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Fund for the fiscal year ending December 31, 1999. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the Limited Partners of the Fund at its Annual Meeting of Limited Partners, if any (see "Amendment to Partnership Agreement" below). Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

  Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from Limited Partners and to make a statement if they so desire.
                                       14

                       AMENDMENT TO PARTNERSHIP AGREEMENT

  As you have previously been informed, the term of the Fund expired on June 15, 1998, which resulted in the legal dissolution of the Fund. Pursuant to the terms of the Fund's Partnership Agreement, the Individual General Partners have an additional five year period within which to wind up the affairs of the Fund. The Fund has sold or written off as worthless all of its investments and holds only cash and cash equivalents. Any funds held by the Fund, after payment of, or provision for, remaining liabilities and contingencies (primarily expenses relating to the liquidation of the Fund), will be distributed to the Partners in a final distribution. The Fund will thereafter be terminated.

  In connection with the winding up of the Fund, certain amounts of cash have been retained by the Fund and remain available for distribution to the Partners, provided that such amounts are not used by the Fund for the payment of operating and other expenses prior to final liquidation. As of March 31, 1999, the amount of cash and cash equivalents retained by the Fund totaled approximately $3.5 million. The amount of funds, if any, available for distribution upon final liquidation will depend in large part upon the amount of expenses incurred by the Fund prior to final liquidation.

  In order to reduce and/or eliminate some of the expenses relating to the operation of the Fund as its affairs are wound up, thereby increasing the amount of cash which may be available for final distribution to the Partners, the General Partners of the Fund have proposed to amend the Fund's Partnership Agreement. The proposed amendment is attached hereto as Exhibit B (the "Amendment"). The Amendment has been approved by the General Partners of the Fund and is being submitted for approval of the Limited Partners of the Fund pursuant to the provisions of the Fund's Partnership Agreement.

  The General Partners of the Fund believe that the Amendment is in the best interests of the Limited Partners and recommend that you vote FOR APPROVAL of the Amendment. It is the intention of the persons named in the enclosed proxy to vote in favor of approval of the Amendment.

  The Amendment proposes two changes to the Partnership Agreement. First, it would remove the requirement that the Fund hold any additional annual meetings for the remainder of its existence, thereby eliminating any required actions of Limited Partners taken at such meetings (e.g. election of Individual General Partners and Managing General Partner and ratification of the appointment of the independent accountants of the Fund). The Fund is in liquidation and holds only cash and cash equivalents; the only remaining activities of the General Partners are the winding up of the Fund's affairs. Furthermore, the Investment Adviser is no longer receiving any compensation for its services in connection with the liquidation of the Fund and there is therefore no longer a need to approve that contract annually. Holding further annual meetings will not provide any significant benefit to the Limited Partners, and the expenses associated with such meetings reduce the
                                       15
amounts which would otherwise be distributed upon final liquidation. The Managing General Partner estimates that the fees and expenses paid by the Fund related to holding annual meetings is approximately $70,000 annually. Second, the Amendment would remove the requirement for the Fund to provide Limited Partners with any quarterly reports until the Fund is liquidated, unless otherwise required by law. The Fund will continue to provide Limited Partners with annual reports as required by the Partnership Agreement. As previously stated, the information that would be included in quarterly reports will not provide Limited Partners with any material information. The costs associated with preparing, printing and mailing the quarterly reports, estimated by the Managing General Partner to be approximately $40,000 per quarter, are substantial in relation to the funds currently held by the Fund. Eliminating the requirement to provide these reports will increase the amounts which may ultimately be distributed by the Fund to the Partners.

  The Managing General Partner estimates that, if the Amendment is adopted by the Limited Partners, the Fund will realize a savings of approximately $80,000 for 1999 and approximately $190,000 for each subsequent year due to the elimination of the foregoing expenses. If the Amendment is not approved by the Limited Partners, at least an additional approximately $270,000 of the remaining assets of the Fund will be expended to pay operating expenses through December 31, 2000. Only the balance of the Partnership's assets, if any, after paying or reserving for all expenses through liquidation and termination would remain available for distribution to the Partners, in accordance with the Partnership Agreement.

  In addition, the Fund has submitted a no-action request letter to the Securities and Exchange Commission (the "Commission") pursuant to which it has requested relief from the obligations to file quarterly and annual reports on Forms 10-Q and 10-K with the Commission.

                              CERTAIN TRANSACTIONS

  Subject to any policies established by the Individual General Partners, the Investment Adviser was responsible for the management of the Fund's Mezzanine Investments and Bridge Investments and was responsible for conducting the negotiations with respect to the acquisition of such investments on behalf of the Fund. Certain of the investments which were made by the Fund involved co-investments with entities affiliated with the Investment Adviser. Such co-investments were generally prohibited absent exemptive relief from the Commission. As a result of these affiliations and the Fund's expectations of engaging in such co-investments, the Fund sought an exemptive order from the Commission allowing such co-investments, which was received on September 23, 1987. An additional exemptive order, allowing co-investment with the New Funds was received from the Commission on September 1, 1989.

  For a description of the transactions involving the Fund and affiliates of the Investment Adviser, including co-investments pursuant to the above exemptive orders, which were consummated during the period from January 1, 1998 through December 31, 1998, see Item 13 of the Fund's Annual Report on Form 10-K for the year ended December 31, 1998 and the Fund's Annual Report for fiscal year 1998.
                                       16

GENERAL INFORMATION


  Merrill Lynch, and certain of its affiliates perform various financial services for various portfolio companies of the Fund in the ordinary course of business, including investment banking services, broker/dealer services, economic forecasting and pension plan services. In connection therewith, such persons receive various fees, commissions and reimbursements. The aggregate revenue received by such persons during 1998 for providing such services to Managed Companies in which the Fund has a material interest (other than those specifically set forth above or below) was not in excess of $50,000. Furthermore, Merrill Lynch and its affiliates or investment companies advised by affiliates of Merrill Lynch may, from time to time, purchase or sell securities issued by portfolio companies of the Fund in connection with their ordinary investment operations.

  The Managing General Partner is responsible for the management of the Fund's Temporary Investments. In placing orders for money market securities, it is the policy of the Managing General Partner to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Managing General Partner generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Affiliates of the Fund may not serve as the Fund's dealer in connection with such transactions.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  The following document filed by the Fund with the Securities and Exchange Commission pursuant to the 1934 Act is hereby incorporated by reference into this Proxy Statement:

  The Fund's Annual Report on Form 10-K for the year ended December 31, 1998.

  The Fund will provide, without charge, upon the oral or written request of any Limited Partner entitled to submit a proxy to whom this Proxy Statement was delivered, a copy of and all information (excluding exhibits, except such exhibits as have been specifically incorporated by reference) that has been incorporated by reference into this Proxy Statement which is not presented herein or delivered herewith. Requests for such information should be directed to the Fund, Monday through Friday, 10:00 a.m. to 1:00 p.m. and from 2:00 p.m. to 5:00 p.m. by calling 800-288-3694.

                             ADDITIONAL INFORMATION

  The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will pay all reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Units.
                                       17

  Approval of the selection of accountants requires the vote (a) of 67% or more of the Units in the Fund present at the Meeting if the holders of more than 50% of the outstanding Units are present or represented by proxy, or (b) of more than 50% of the outstanding Units, whichever is less. The Individual General Partners and Managing General Partner will be elected if they receive more votes than any other candidate at a meeting at which a majority of the Limited Partners who hold a majority of the outstanding Units are present in person or by proxy. The amendment to the Partnership Agreement requires the vote of at least a majority of the Units outstanding, whether present in person or represented by proxy. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, or personal interview by officers of the Investment Adviser or the Fund Administrator. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal and will be borne by the Fund.

  The Partnership Agreement provides that the Limited Partners of the Fund are prohibited from exercising certain rights of Limited Partners, including the right to elect General Partners and to approve certain Fund matters, unless prior to the exercise of such rights, counsel for the Fund has delivered to the Fund an opinion to the effect that neither the existence of such rights nor the exercise thereof will violate the provisions of the Revised Uniform Limited Partnership Act of the State of Delaware, as amended, or the applicable laws of the jurisdictions in which the Fund is then formed or qualified, will adversely affect the limited liability of the Limited Partners or will adversely affect the classification of the Fund as a partnership for federal income tax purposes. Counsel to the Fund will deliver an opinion to the Fund with respect to the foregoing. In rendering such opinion, counsel for the Fund may rely as to matters of Delaware law or New York law upon the opinions of special Delaware or New York counsel to the Fund, respectively.

                                                        By Order of the
Individual General Partners



                                                        THOMAS H. LEE
                                                        Individual General
Partner

Dated: May ____, 1999
                                       18

                                                                       EXHIBIT A

                          MEZZANINE INVESTMENTS, L.P.

                                 BALANCE SHEET
                               DECEMBER 31, 1998
                                  (UNAUDITED)



ASSETS                                        NOTES

Cash                                                  $    199,655

Investments in ML-Lee Acquisition Fund, L.P.               379,255
                                                         ---------- ---

Total Assets................................          $    578,910
                                                        ---------------
                                                        ---------------



LIABILITIES

Distribution Payable........................          $    199,655



PARTNERS' CAPITAL

Partners' Capital

General Partner.............................   1,3       2,415,957

Limited Partner.............................            (2,036,702 )
                                                         ---------- ---

Total Partners' Capital.....................               379,255
                                                         ---------- ---

Total Liabilities and Partners' Capital.....          $    578,910
                                                        ---------------
                                                        ---------------





                     See Accompanying Notes to Balance Sheet.
                                      A-1

                          MEZZANINE INVESTMENTS, L.P.

                             NOTES TO BALANCE SHEET
                               DECEMBER 31, 1998
                                  (UNAUDITED)

1. ORGANIZATION

  Mezzanine Investments, L.P. (the "Managing General Partner") was formed and the Certificate of Limited Partnership was filed under the Delaware Revised Uniform Limited Partnership Act on February 1, 1985. The Managing General Partner is a registered investment adviser and the Managing General Partner of ML-Lee Acquisition Fund, L.P. (the "Fund") and is responsible for supervising the Fund's investments. The Managing General Partner is a limited partnership in which ML Mezzanine Inc. ("ML Mezzanine"), an indirect subsidiary of Merrill Lynch & Co., Inc., acts as the general partner. ML Mezzanine performs the responsibilities of the Managing General Partner with respect to the Fund. The Limited Partner of the Managing General Partner is Thomas H. Lee Advisors I (the "Investment Adviser"), which is an affiliate of the Thomas H. Lee Company, a sole proprietorship owned by Thomas H. Lee.

  The Fund has elected to operate as a business development company under the Investment Company Act of 1940. Its primary investment objective is to provide current income and long-term capital appreciation by investing in mezzanine securities usually issued in connection with leveraged acquisitions and recapitalizations of businesses.

2. INVESTMENT IN FUND

  Under the terms of the Amended and Restated Agreement of Limited Partnership of the Fund, as amended (the "Partnership Agreement"), the Managing General Partner on October 19, 1987, admitted additional limited partners to the Fund at the Fund's first closing. The total capital contributions of all such limited partners were $403,383,350, reflecting $132,650 of volume discounts. On November 20, 1987, the Managing General Partner admitted additional limited partners to the Fund at the Fund's second closing. The total capital contributions of all such limited partners were $19,862,000, reflecting $15,000 of volume discounts. On May 20, 1988 the Managing General Partner admitted an additional limited partner to the Fund at the Fund's third closing. The total capital contribution of such limited partner was $49,999,688, reflecting $3,333,312 of volume discounts. On June 15, 1988 the Managing General Partner admitted additional limited partners to the Fund at the Fund's fourth closing. The total capital contributions of all such limited partners were $10,124,720, reflecting $638,280 of volume discounts. As of December 31, 1998, the aggregate capital contributions of all limited partners were $483,369,758, reflecting $4,119,242 of volume discounts. The Managing General Partner has acquired an interest in the Fund in exchange for its cash contributions. The Managing General Partner contributed $4,924,136 to the Fund and will contribute or withdraw cash, if necessary, so that it will maintain a one percent interest in the total capital contributions to the Fund.
                                      A-2

3. CAPITAL REQUIREMENTS

  The General Partner shall remain at all times a net worth at a level that is sufficient to meet all requirements of currently applicable U.S. income tax regulations.

4. CASH DISTRIBUTIONS

  For the year ended December 31, 1998, the Managing General Partner received $608,144 in cash distributions from the Fund. This amount was approved by the Individual General Partners of the Fund throughout the fiscal year and represents 1% of the total cash distributions that were distributed.

                                                                       EXHIBIT B


                    AMENDMENT NO. 7 TO AMENDED AND RESTATED
                      AGREEMENT OF LIMITED PARTNERSHIP OF
                         ML-LEE ACQUISITION FUND, L.P.


  Amendment No. 7 dated as of __________, 1999 to Amended and Restated Agreement of Limited Partnership of ML-Lee Acquisition Fund, L.P. (the "Partnership") dated as of October 19, 1987, as amended (the "Partnership Agreement"), among MEZZANINE INVESTMENTS, L.P., a limited partnership organized under the laws of the State of Delaware, as Managing General Partner, THOMAS H. LEE, VERNON R. ALDEN, JOSEPH L. BOWER and STANLEY H. FELDBERG, as Individual General Partners.

  WHEREAS, Section 11.4 of the Partnership Agreement requires that the Individual General Partners call on an annual meeting of Limited Partners for the purpose of voting on the election of General Partners and for any other business which might come before the meeting;

  WHEREAS, Sections 12.4A and 12.4B of the Partnership Agreement require that the General Partners shall furnish certain reports to the Limited Partners within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Partnership;

  WHEREAS, the Individual General Partners desire (i) to amend Section 11.4 to provide that there shall be no further annual meetings, with the effect of amending Sections 7.3 and 11.4 of the Partnership Agreement to provide that no further actions by Limited Partners shall be required on an annual basis for the election of General Partners or the approval or ratification of the independent accounts for the Partnership and (ii) to amend Sections 12.4A and 12.4B of the Partnership Agreement to provide that the Partnership shall no longer be required to provide quarterly reports to the Limited Partners.

  NOW, THEREFORE, the Partnership Agreement is hereby amended as set forth below:

  1. All terms used herein, unless otherwise defined herein, shall have the meanings given in the Partnership Agreement.

  2. Section 11.4 of the Partnership Agreement shall be amended by adding the following sentence to the end thereof:

  "Notwithstanding the foregoing, from and after July 1999, the Partnership shall not be required to hold any annual meetings; with the effect that annual elections of the General Partners by the Limited Partners, and annual approvals or ratifications of the independent accountants of the Partnership by the Limited Partners, pursuant to Section 7.3 or 11.4 of this Agreement, will no longer be held."

  3. Sections 7.3 and 11.4 of the Partnership Agreement shall be amended to reflect the substance of the amendment set forth in Section 2 above.
                                      B-1

  4. Sections 12.4A and 12.4B of the Partnership Agreement shall be deleted in their entirety.

  5. Except as expressly amended pursuant hereto, the Partnership Agreement continues in full force and effect.
                                      B-2